As filed with the Securities and Exchange Commission on November 29, 2001

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report - November 28, 2001

Commission                                         Registrant, State of Incorporation                                 I.R.S. Employer
File Number                                         Address and Telephone Number                                  Identification No.

0-25595                                                 Niagara Mohawk Holdings, Inc.                               16-1549726
                                                               (a New York corporation)
                                                               300 Erie Boulevard West
                                                               Syracuse, New York 13202
                                                               315.474.1511

1-2987                                                   Niagara Mohawk Power Corporation                       15-0265555
                                                               (a New York corporation)
                                                               300 Erie Boulevard West
                                                               Syracuse, New York 13202
                                                               315.474.1511

Item 5.   Other Events

(a)

On November 28, 2001, Niagara Mohawk Holdings, Inc. issued a press release regarding New York State Public Service Commission approval of the Niagara Mohawk - National Grid merger proposal. See attached Exhibit No. 99.

Item 7.   Financial Statements and Exhibits

(c)

Exhibit - Following is the list of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release of Niagara Mohawk Holdings, Inc. issued on November 28, 2001 regarding New York State Public Service Commission approval of the Niagara Mohawk - National Grid merger proposal.

NIAGARA MOHAWK HOLDINGS, INC. AND SUBSIDIARY COMPANIES

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

                                                                                 NIAGARA MOHAWK HOLDINGS, INC.
                                                                                                            (Registrant)

Date:  November 29, 2001                                       By:  /s/ Steven W. Tasker
                                                                                            Steven W. Tasker
                                                                                            Vice President–Controller and
                                                                                            Principal Accounting Officer,
                                                                                            in his respective capacities as such

                                                                                 NIAGARA MOHAWK POWER CORPORATION
                                                                                                            (Registrant)

Date:  November 29, 2001                                       By:  /s/ Steven W. Tasker
                                                                                            Steven W. Tasker
                                                                                            Vice President–Controller and
                                                                                            Principal Accounting Officer,
                                                                                            in his respective capacities as such

EXHIBIT INDEX

Following is the index of Exhibits furnished in accordance with the provisions of Item 601 of Regulation S-K, filed as part of this current report on Form 8-K.

Exhibit No. 99 - Press release of Niagara Mohawk Holdings, Inc. issued on November 28, 2001 relating to New York State Public Service Commission approval of the Niagara Mohawk - National Grid merger proposal.

Exhibit No. 99

NEWS RELEASE

NEW YORK PUBLIC SERVICE COMMISSION APPROVES
NIAGARA MOHAWK–NATIONAL GRID MERGER PROPOSAL

SYRACUSE, Nov. 28, 2001 – The New York Public Service Commission today approved a merger plan between Niagara Mohawk Holdings Inc. (NYSE:NMK) and National Grid Group plc (NYSE: NGG) that will result in Niagara Mohawk Power Corp.‘s electricity customers saving about $1 billion over the next 10 years, compared with rates projected without the merger.

“We are extremely gratified with the Public Service Commission’s approval of our merger and rate plan,” said Rick Sergel, National Grid USA president and CEO. “The plan was negotiated and endorsed by a wide array of diverse consumer, environmental and business groups and will provide significant benefits to customers and to the Upstate economy.” Sergel noted that the benefits called for in the plan will be instituted upon consummation of the merger, which remains subject to Securities and Exchange Commission approval under the Public Utility Holding Company Act.

“Today’s PSC approval brings us another step closer to reducing and stabilizing energy delivery costs and enhancing our economic development commitment in the communities we serve,” said William E. Davis, Niagara Mohawk’s chairman and CEO. “We are looking forward to delivering the benefits that our combined companies can bring Upstate New York.”

The merger and rate plan calls for:

•	An immediate 8 percent reduction in electricity delivery prices. When those savings are applied to a customer’s entire electricity bill – which also includes the cost of electricity purchased – the net savings are projected to equal 5 percent.
•	Price-stabilized electricity commodity service for residential and small commercial customers for several years, providing those customers with significant protection from any major fluctuations in the generation marketplace.
•	A $12.5 million expansion of Niagara Mohawk’s annual Upstate New York economic development efforts.
•	A comprehensive service quality plan with defined customer service and reliability goals.
•	Forgoing the collection of approximately $850 million in nuclear costs that otherwise would have been collected from customers.
•	Extending by 16 months a multi-year gas rate settlement, resulting in gas delivery rates -- unchanged since 1996 -- remaining the same through December 2004.
•	Extending the Low-Income Customer Assistance Program, which was expanded under Niagara Mohawk’s existing regulatory agreement with the PSC, and the development of a special rate for eligible low-income customers.
•	Environmental benefits such as interconnection assistance for wind power sources, support for “green” power marketing, and the continued sale of surplus land for preservation.

Among the parties who negotiated and endorsed the merger plan are PSC staff, the Public Utility Law Project, an advocacy group for low-income customers; the New York State Consumer Protection Board; the New York State Department of Economic Development; the Empire State Development Corp.; Multiple Intervenors, a trade association representing the state’s largest commercial and industrial employers; the Natural Resources Defense Council; the Association for Environmental Defense; the American Wind Energy Association; the Distributed Generation Power Coalition; the International Brotherhood of Electrical Workers Local 97; and a number of energy marketers and energy services companies.

Niagara Mohawk and National Grid hope to complete the merger in early 2002. Niagara Mohawk Holdings Inc. is an investor-owned energy services company that provides electricity to more than 1.5 million customers across 24,000 square miles of Upstate New York. The company also delivers natural gas to more than 540,000 customers over 4,500 square miles of eastern, central, and northern New York.

National Grid USA includes local electric companies Massachusetts Electric, Narragansett Electric, Granite State Electric, Nantucket Electric, and a substantial transmission business. Its parent company, National Grid Group plc, builds, owns, and operates electric and telecommunications networks around the world.

NOTE:   This release contains statements that constitute forward-looking information. Such statements are subject to certain risks, uncertainties and assumptions. All of these forward-looking statements are based on estimates and assumptions made by the company’s management which, although believed by the company’s management to be reasonable, are inherently uncertain. Such forward-looking statements are not guarantees of future performance or results and involve certain risks and uncertainties. Actual results or developments may differ materially from the forward-looking statements as a result of various factors.

Media Contacts:

Niagara Mohawk
Syracuse - Kerry P. Burns - 315-428-5266
Albany - Nicholas J. Lyman - 518-782-2155
Buffalo - Stephen F. Brady - 716-857-4300

National Grid USA
Westborough - Jackie Barry - 508-389-3298

National Grid Group plc -
London - Clive Hawkins - 011 44207 3125757

Investor Relations Contact:

Niagara Mohawk
Leon T. Mazur - 315-428-5876

National Grid Group plc
London - Marcy Reed - 011 44207 3125779
London - Terry McCormick - 011 44207 3125785